SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                October 17, 1998


                              COLONIAL GAS COMPANY
             (Exact name of registrant as specified in its charter)



    Massachusetts              0-10007              04-1558100
(State or other           (Commission File        (IRS Employer
 jurisdiction of               Number)            Identification No.)
  incorporation)


              40 Market Street, Lowell, Massachusetts 01852
            (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                (978) 322-3000

Item 5.    Other Events.

      On October 17, 1998, Colonial Gas Company (the "Company") and Eastern Enterprises, a Massachusetts business trust, entered into an Agreement and Plan of Reorganization (the "Merger Agreement"). The Merger Agreement and a press release relating thereto are attached hereto as exhibits.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits

           2.1 Agreement and Plan of Reorganization by and between Eastern Enterprises and Colonial Gas Company dated as of October 17, 1998.

           99.1 Press Release issued by the Company on October 19, 1998.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 21, 1998                         COLONIAL GAS COMPANY



                                    By: /s/ Frederic L. Putnam, III

                                        Frederic L. Putnam, III
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX


2.1 Agreement and Plan of Reorganization by and between Eastern Enterprises and Colonial Gas Company dated as of October 17, 1998.

99.1 Press Release issued by the Company on October 19, 1998.